UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 5, 2015

CITIZENS FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36636	05-0412693
(State or other jurisdiction of incorporation )	(Commission File No.)	(IRS Employer Identification No.)

One Citizens Plaza Providence, RI	02903
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (401) 456-7000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) Citizens Financial Group, Inc. (the “Company”) held its annual meeting of stockholders on May 5, 2015.

(b) The stockholders elected all of the Company’s nominees for director for a one-year term expiring at the 2016 Annual Meeting of Stockholders; ratified the appointment of Deloitte & Touche LLP as the Company’s registered independent public accounting firm for 2015; approved the advisory vote on executive compensation; voted, on an advisory basis, in favor of holding future advisory votes on executive compensation every year; approved the material terms of the Company’s Performance Formula and Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code; and approved the material terms of the Company’s 2014 Omnibus Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code, including the performance goals and individual award limitations.

1.	Election of Directors:

	Shares For	Shares Withheld	Non-Votes
Mark Casady	532,687,976	1,039,358	5,683,066
Anthony Di Iorio	531,668,947	2,058,387	5,683,066
Robert Gillespie	530,910,951	2,816,383	5,683,066
William P. Hankowsky	531,878,449	1,848,885	5,683,066
Howard W. Hanna III	531,670,504	2,056,830	5,683,066
Leo I. Higdon	532,670,966	1,056,368	5,683,066
Charles J. Koch	532,596,452	1,130,882	5,683,066
Arthur F. Ryan	531,669,004	2,058,330	5,683,066
Shivan S. Subramaniam	498,409,051	35,318,283	5,683,066
Bruce Van Saun	531,925,760	1,801,574	5,683,066
Wendy A. Watson	532,667,609	1,059,725	5,683,066
Marita Zuraitis	532,684,276	1,043,058	5,683,066

2.	Ratification of Deloitte & Touche LLP as Registered Independent Public Accounting Firm for 2015:

For	538,135,661
Against	258,869
Abstain	1,015,870

3.	Advisory Vote on Executive Compensation:

For	529,732,213
Against	2,948,756
Abstain	1,046,365
Non-Votes	5,683,066

4.	Advisory Vote on Frequency of Future Advisory Votes on Executive Compensation:

One year	529,595,208
Two years	28,282
Three years	2,948,098
Abstain	1,155,746
Non-Votes	5,683,066

5.	Approval of the Material Terms of the Company’s Performance Formula and Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code:

For	528,075,775
Against	4,495,365
Abstain	1,156,194
Non-Votes	5,683,066

6.	Approval of the Material Terms of the Company’s 2014 Omnibus Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code, including the performance goals and individual award limitations:

For	489,294,748
Against	43,280,349
Abstain	1,152,237
Non-Votes	5,683,066

(d) Disclosure Regarding Frequency of Stockholder Advisory Vote on Executive Compensation:

A majority of the votes cast by stockholders voted, on an advisory basis, to hold future advisory votes to approve executive compensation every year. In line with this recommendation by our stockholders, our Board of Directors has decided that it will include an advisory stockholder vote on executive compensation in its proxy materials every year until the next required advisory vote on the frequency of stockholder votes on executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS FINANCIAL GROUP, INC.

By:	/s/ Robin S. Elkowitz
Robin S. Elkowitz
Executive Vice President and Secretary

Date: May 6, 2015